UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 18, 2014

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of November 18, 2014, Messrs. Joseph M. Donovan and Quentin P. Smith, Jr. were elected to the Board of Directors of STORE Capital Corporation (the “Company”), in connection with the Company’s initial public offering.  Messrs. Donovan and Smith will both serve on the Company’s Audit Committee, with Mr. Donovan serving as the chair of the committee.  There are no arrangements or understandings between either Mr. Donovan or Mr. Smith and any other person pursuant to which he was selected to serve as a director of the Company, nor is he party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.  Messrs. Donovan and Smith will be compensated for their board service as more fully described in the “Director Compensation” section of the Company’s Registration Statement on Form S-11 (File No. 333-198486), which was declared effective by the Securities and Exchange Commission on November 17, 2014.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2014, the Company filed with the State Department of Assessments and Taxation of Maryland its Articles of Amendment and Restatement, amending and restating the Company’s original Articles of Incorporation filed and dated May 17, 2011.  A copy of the Company’s Articles of Amendment and Restatement, which became effective on the filing date of November 18, 2014, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company also adopted its Amended and Restated Bylaws effective November 21, 2014, amending its original Bylaws dated May 17, 2011.  A copy of the Company’s Amended and Restated Bylaws dated November 21, 2014 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

3.1	Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of Maryland on November 18, 2014

3.2	Amended and Restated Bylaws dated November 21, 2014

4.1	Form of Common Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: November 21, 2014
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment and Restatement filed with the State Department of Assessments and Taxation of the State of Maryland on November 18, 2014

3.2	Amended and Restated Bylaws dated November 21, 2014

4.1	Form of Common Stock Certificate